                                                                 EXHIBIT 10.10

AUG 21 2 26 PH1987                                          87 DR 08912
                                                       Mercer

                             LEASE AGREEMENT WITH
                     REAL ESTATE PURCHASE OPTION AGREEMENT

                                   A.  LEASE

     This Lease and Real Estate Purchase Option Agreement made at Mercer County, Pennsylvania on this 21st day of July, 1987, by and between GEORGE A. LAW and AGNES LAW, husband and wife; GEORGE C. LAW and JUDITH A. LAW, husband and wife; and AUGUST THALMAN, JR. and BETTY THALMAN, husband and wife, R.D.#5, Mercer, Pennsylvania 16137, (Lessors); and WILCOM CORPORATION, an Ohio Corporation, having its principal place of business at 3930 Sunset Boulevard, Youngstown, Ohio 44501, (Lessee);

WITNESSETH:

     1. That Lessors, in consideration of the rents and covenants hereinafter stipulated to be paid and performed by Lessee, does hereby lease to the Lessee the premises located at R.D. #5, Mercer, Findley Township, County of Mercer and Commonwealth of Pennsylvania and consisting of approximately 6.9 acres, as more particularly described in "Exhibit A" attached hereto (the "Land"). Lessors represent to Lessee that Lessors are the owners of merchantable title to the premises described in "Exhibit A". The Lessee may extend one set of guy wires and associated anchors, fences or necessary accessories beyond the described premises in a location to be mutually agreed upon.

     2. It is understood that Lessee intends to construct, operate, maintain, repair, use and have the right to remove a radio and radio-telephone transmission and receiving tower and guy wires upon said premises and to construct, use, repair, operate, maintain and have the right to remove a building to be located on the leased premises.

     3. Lessee shall pay all costs involved in the construction, maintenance, repair, use and removal of the tower, guy wires, building, anchors and fences.

FRUIT, DILL,
GOODWIN & SCHOLL
ATTORNEYS AT LAW
32 SHENANGO AVENUE
SHARON, PENNSYLVANIA  16146
28 0952

                                                       87 08912

     4. Lessee shall also have the right from time to time to trim and cut down and clear away any trash and brush adjacent to the tower, building, guy wires, anchors or fences that in the opinion of the Lessee may be a hazard thereto.

     5. Lessee shall pay all personal property taxes which may be assessed and become due and payable upon such tower, guy wires, building, anchors and fences. It is the intention of the parties hereto that all of such towers, buildings, guy wires, anchors and fences shall be deemed between the parties to be personal property; and upon the expiration of this Lease as the same may have been extended, Lessee may remove all of such property.

     6. The Lease granted by this instrument shall commence on the date this instrument is executed by Lessors, and shall continue through the last day of July, 2012. Lessee shall have the option to extend this Lease for four (4) successive periods of twenty-five (25) years each, each such period being herein sometimes referred to as an extended term, as follows:

          First extended term      -    August 1, 2012 through July 31, 2037

          Second extended term     -    August 1, 2037 through July 31, 2062

          Third extended term      -    August 1, 2062 through July 31, 2087

          Fourth extended term     -    August 1, 2087 through July 31, 2112

     7. Each option to extend this Lease may be exercised by the Lessee or its successors by sending written notice by United States mail addressed to the

FRUIT, DILL,
GOODWIN & SCHOLL
ATTORNEYS AT LAW
32 SHENANGO AVENUE
SHARON PENNSYLVANIA  16146
28 0953

                                                       87 08912

Lessors at R.D. #5, Mercer, Pennsylvania 16137, or at such other address for the sending of such notices as may have been delivered in writing to Lessee, no more than twelve (12) months nor less that two (2) months prior to the expiration of the then existing term of this Lease.

     8. The Lessee hereby agrees to pay to the Lessors in consideration for the Lease and Easements hereby granted, during the initial term of this Lease, the sum of One Hundred ($100.00) Dollars prior to the 1st day of each month during such term. Lessee is granted a ten (10) day grace period each month during the term of the lease in which to pay the lease payment. Lessee may prepay any lease payments up to one year in advance of the appropriate due date. If Lessee fails to pay the lease payment past said due date, a two (2%) percent late fee penalty will be assessed against said late payment. In the event that Lessee fails to pay the lease payment for three (3) consecutive months, the Lesser, at his option, may terminate the lease by sending a thirty
(30) day written notice by United States mail addressed to the Lessee at its address set forth above and permit Lessee to remove any of Lessee's property placed on said premises, whereupon the parties shall be under no further obligation to each other, except for unpaid rent accrued to the date of termination. Lessors acknowledge receipt of the One Hundred ($100.00) Dollar payment due for the period ending August 31, 1987. If this Lease is extended for one or more extended terms by Lessee exercising any of the options granted to it herein, upon the 1st day of each such extension of the term of this Lease, such monthly payments shall be increased by an amount equal to that

FRUIT, DILL,
GOODWIN & SCHOLL
ATTORNEYS AT LAW
32 SHENANGO AVENUE
SHARON PENNSYLVANIA  16146
28 0954

                                                                      87 08912

                                                  87 08912

percentage of the rent in effect during the previous term multiplied by the ratio by which the CPI for the month of January in the calendar year during which this Lease is being extended bears to the CPI for the month of January of the twenty-fifth (25th) preceding year; provided, however, that in no event shall such increase exceed One Hundred (100%) percent of the payment rate being made hereunder during the previous term. For purposes of this Agreement, "CPI means that Consumer Price Index for all urban consumers (United States City average, all items) prepared by the United States Department of Labor, Bureau of Labor Statistics, or any Index prepared by the United States Government in substitution therefor.

     9. It is understood that Lessee intends to use the leased premises for the purpose of installing and operating a tower, antennas and related equipment for the transmission and receipt of radio-telephone and other electrical signals. If by December 1, 1987, Lessee has been unable to obtain all necessary permits and authorizations to construct and operate such facilities, Lessee may, by sending written notice by United States mail addressed to Lessors at their address set forth above, terminate this Lease and remove any property Lessee has placed on said premises, whereupon the parties shall be under no further obligation to each other.

     10. If Lessee shall at any time be in breach of any of its obligations under this Agreement, Lessors shall give fifteen (15) days written notice to the Lessee mailed by United States mail addressed to the Lessee at 3930 Sunset Boulevard, Youngstown, Ohio 44501, before commencing any legal action upon such default.

FRUIT, DILL,
GOODWIN & SCHOLL
ATTORNEYS AT LAW
32 SHENANGO AVENUE
SHARON PENNSYLVANIA  16146
28 0955

                                                                      87 08912

                                                  87 08912

     11. This Lease and Options referred to herein, shall run with the land, and shall be binding on and inure to the benefit of the parties, their heirs, successors and assigns except as herein provided. Lessee may at any time assign its interest and delegate its obligation hereunder by written notification to Lessors or their successors, following which the assignee referred to in such notice shall be substituted for Lessee under this agreement, and Lessee shall have no further obligations hereunder.

     12. Any real estate transfer taxes due upon the recording of this instrument shall be paid by Sellers.

                        B.  REAL ESTATE PURCHASE OPTION

     In consideration of the payment of Two Hundred ($200.00) Dollars to George A. Law and Agnes Law, husband and wife; George C. Law and Judith A. Law, husband and wife; and August Thalman, Jr. and Betty Thalman, husband and wife, (hereinafter referred to as "Owners" or "Optionors"), the receipt and sufficiency whereof is hereby acknowledged, the Owners hereby grant to Lessee, Wilcom Corporation, (hereinafter referred to as "Purchaser" or "Optionee"), the sole and exclusive right and option to purchase the premises described in "Exhibit A", attached hereto and made a part hereof. The option shall remain in effect through August 31, 1992. Said consideration shall be (100%) refundable if Option is terminated within one (1) year from the date of execution of this Agreement. Optionee may terminate by sending written notice by United States mail addressed to the Optionors at their address set forth above. If the Option is at any time exercised, the consideration for the Option shall be applied to the purchase price.

FRUIT, DILL,
GOODWIN & SCHOLL
ATTORNEYS AT LAW
32 SHENANGO AVENUE
SHARON PENNSYLVANIA  16146
28 0956

                                                                      87 08912

                                                  87 08912

     1. This Option may be exercised by the Purchaser giving notice as set forth below at any time on or before 6:00 p.m. on August 31, 1992. Deposit of written notice in the United States mail on or before 6:00 p.m. on the aforesaid date shall constitute sufficient notice of the exercise of this Option and shall result in a binding contract of purchase and sale between the parties hereto. All notices sent by mail shall be sent by certified mail, return receipt requested. In the alternative, Purchaser may deliver written notice of the exercise of this Option to the Owners at their address hereinafter set forth on or before 6:00 p.m. on the foregoing date.

     2. In the event of the exercise of this Option by the Lessee as aforesaid, all funds and documents necessary to complete this transaction shall be deposited with the law firm of Fruit, Dill, Goodwin & Scholl, Sharon, Pennsylvania, hereinafter referred to as "Escrow Agent", on or before thirty
(30) days after the date of the receipt of the aforesaid notice of the exercise of this Option. The purchase price for the premises shall be Ten Thousand ($10,000.00) Dollars.

     3. The Premises shall be conveyed to the Purchaser, or its nominee, by general warranty deed with full release of dower, free and clear of all liens and encumbrances whatsoever, except for real estate taxes and general and special assessments not then due and payable, zoning ordinances and such easements, reservations, limitations, and restrictions as the Purchaser, or its nominee, shall approve in its sole discretion. Sellers represent that they are the owners of said real estate except only for the liens and encumbrances permitted by this paragraph and further represent that at the time this Option may be exercised, they will be such owners subject only to such liens and encumbrances permitted by this paragraph.

FRUIT, DILL,
GOODWIN & SCHOLL
ATTORNEYS AT LAW
32 SHENANGO AVENUE
SHARON PENNSYLVANIA  16146
28 0957

                                                                      87 08912

                                                  87 08912

     4. On receipt of the funds and documents necessary to complete this transaction, the Escrow Agent shall order a title search to the Premises from a title guarantee company, and shall notify the parties of the results of the search, after which the Purchaser shall notify the Owners and the Escrow Agent of any title defects to which Purchaser objects and at such time as the title insurance company is in a position to issue its standard form of title guarantee in the full amount of the purchase price, guaranteeing title to be in the name of the Purchaser, or his nominee, subject only to taxes and assessments not then due and payable, zoning ordinances, easements, restrictions, reservations, limitations, easements or record, and conditions of record, the Escrow Agent shall file the warranty deed for record and make distribution to the respective parties entitled to the same of the funds and documents on deposit. The expenses of closing shall be paid in the following manner:

          (a) The full cost of securing the title search and the title guarantee shall be paid by Buyers.

          (b) The cost of preparing, executing, and acknowledging any deeds or other instruments required to convey title to Buyer or its nominees in the manner described in this Agreement shall be paid by Sellers.

          (c) The cost of preparing, executing, and acknowledging any promissory note and the instruments securing the debt, if needed, shall be paid by Buyer.

FRUIT, DILL,
GOODWIN & SCHOLL
ATTORNEYS AT LAW
32 SHENANGO AVENUE
SHARON PENNSYLVANIA  16146
28 0958

                                                                      87 08912

                                                  87 08912

     (d) Any costs of transfer and recordation of title shall be paid by Buyer.

     (e) Any tax impose on the conveyance of title to said property to Buyer or his nominee shall be paid by Sellers.

     (f) Any fee charged by the Escrow Agent required by this Agreement shall be paid by the Seller and the buyer in equal portions.

     (g) Real property taxes levied or assessed against said property as shown on the latest available tax bills shall be prorated.

     (h) Any costs for the subdivision of the Seller's property to permit the sale of the demised premises shall be paid by the Seller, including but not limited to surveying expenses and expenses to secure all necessary permits and approvals.

     5. Possession of the Premises shall be delivered to the Purchaser, or its nominee, upon the record date of transfer of title.

     6. All notices provided for herein shall be sent by United States certified mail, return receipt requested, to the Purchaser at 3930 Sunset Boulevard, Youngstown, Ohio 44501, and to the Owner at R.D. #5, Mercer, Pennsylvania 16137. Any party or its successors in interest shall have the right to designate a new address for the receipt of said notices by written notice given as aforesaid.

FRUIT, DILL,
GOODWIN & SCHOLL
ATTORNEYS AT LAW
32 SHENANGO AVENUE
SHARON PENNSYLVANIA  16146
28 0959

                                                                      87 08912

                                                  87 08912

     IN WITNESS WHEREOF, said grantors have hereunto set their hands and seals, the date first above written.


Sealed and delivered in the presence of:

/s/ CHESTER B. SCHOLL, JR.              /s/ GEORGE A. LAW (SEAL)
- --------------------------------        -----------------------------------
                                        GEORGE A. LAW
                                        LESSOR - OWNER

COMMONWEALTH OF PENNSYLVANIA            /s/ AGNES LAW (SEAL)
DEPARTMENT OF REVENUE                   ------------------------------------
REALTY TRANSFER TAX Aug. 21 '87  11.40  By George A. Law, Attorney-in-Fact
                                        LESSOR - OWNER


MERCER AREA SCHOOL DISTRICT             /s/ GEORGE C. LAW (SEAL)
MERCER COUNTY, PENNSYLVANIA             ------------------------------------
Realty Transfer Tax                     By George A. Law, Attorney-in-Fact
$5.70                                   LESSOR - OWNER
- --------------------------------
Recorder of Mercer County, Agent
                                        /s/ JUDITH A. LAW (SEAL)
                                        ------------------------------------
                                        By George A. Law, Attorney-in-Fact
                                        LESSOR - OWNER


FINDLEY                                 /s/ AUGUST THALMAN, JR. (SEAL)
MERCER COUNTY, PENNSYLVANIA             ------------------------------------
REALTY TRANSFER TAX                     By George A. Law, Attorney-in-Fact
$5.70                                   LESSOR - OWNER
- --------------------------------
MERCER COUNTY RECORDER/AGENT
                                        /s/ BETTY THALMAN (SEAL)
                                        ------------------------------------
                                        By George A. Law, Attorney-in-Fact
                                        LESSOR - OWNER

/s/ CHESTER B. SCHOLL, JR.              /s/ GEORGE A. LAW (SEAL)
- --------------------------------        ------------------------------------
                                        for the above parties.
                                        LESSOR - OWNER

/s/ W.R. WILLIAMSON III                 WILCOM CORPORATION
- --------------------------------        LESSEE - PURCHASER

- --------------------------------        By: President (SEAL)
                                           ---------------------------------
                                              (Title)

I do hereby certify that the precise residence and complete post office address of the within name lessee is 3930 Sunset Boulevard, Youngstown, Ohio.

                                   /s/ CHESTER B. SCHOLL, JR.
                                   -----------------------------------------

FRUIT, DILL,
GOODWIN & SCHOLL
ATTORNEYS AT LAW
32 SHENANGO AVENUE
SHARON PENNSYLVANIA  16146
28 0960

                                                                      87 08912

                                                  87 08912

     7. Owners and Purchaser hereby warrant and represent to each other that no real estate broker has participated in or pursued this transaction. Each of the parties shall indemnify and hold the other harmless with respect to any loss, cost, claim, or liability, including reasonable attorneys' fees, arising by reason of default of the warranties and representations contained herein. The warranties and representations contained herein shall survive the closing of this transaction.

     8. This Option Contract shall bind and inure to the benefit of all the respective heirs, personal representatives, successors, and assigns of the parties hereto and the obligations of the Lessors shall run with this land. Lessee may assign its rights hereunder by giving written notice thereof to Lessors or their successors. This instrument contains the entire agreement between the parties and no representation, promises, provisions, terms, warranties, conditions, or obligations whatsoever, expressed or implied, other than herein set forth, shall be binding upon the Optionors and Optionee.

     9. This instrument is being executed by George A. Law, Attorney in Fact, for Agnes Law, his wife; George C. Law and Judith A. Law, husband and wife; and August Thalman, Jr. and Betty Thalman, husband and wife, by the authority of a Power of Attorney recorded in the records of Mercer County, Pennsylvania at 1979 POA 87.

                              State of Penna.    Recorded in Recorder's Office
                              County of Mercer          of said County in 1987
                                                                   87 DR 08912
                                             ---------------------------------
              [SEAL] Witness my hand and Official Seal this 21st day of AUGUST A.D. 1987
                                          /s/ MARILYN L. [signature illegible]
                                          ------------------------------------
                                                                      Recorder



FRUIT, DILL,
GOODWIN & SCHOLL
ATTORNEYS AT LAW
32 SHENANGO AVENUE
SHARON PENNSYLVANIA  16146
28 0961

                                                                      87 08912

                                                  87 08912

STATE OF PENNSYLVANIA    :
                         :    ss:
COUNTY OF MERCER         :

On this 21st day of July, 1987, before me, the undersigned officer, personally appeared GEORGE A. LAW, individually, and as, Attorney-in-Fact for Agnes Law, George C. Law, Judith A. Law, August Thalman, Jr. and Betty Thalman, by the authority of a Power of Attorney recorded in Mercer County, Pennsylvania at 1979 POA 87, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instruments and acknowledge that executed the same of the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[SEAL]                        /s/ KATHY J. ZOLNIER
                              ----------------------------
                              Notary Public

                              My Commission Expires:
                              Kathy J. Zolnier, Notary Public
                              Sharon, Mercer County, Pa.
                              March 26, 1990



STATE OF PENNSYLVANIA    :
                         : ss:
COUNTY OF MERCER         :

Before me, a Notary Public in and for said County and State, personally appeared WILCOM CORPORATION, by W.P. Williamson III, its attorney-in-fact, who acknowledged that he did sign the foregoing instrument, and that he same is his free act and deed and the free act and deed of WILCOM CORPORATION.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal, at Sharon, Mercer County, PA, this 21st day of July, 1987.




[SEAL]                        /s/ KATHY J. ZOLNIER
                              ----------------------------
                              Notary Public
                              My Commission Expires:
                              Kathy J. Zolnier, Notary Public
                              Sharon, Mercer County, Pa.
                              March 26, 1990

This instrument was prepared by:

Chester B. Scholl, Jr., Esquire
FRUIT, DILL, GOODWIN & SCHOLL
Attorneys at Law
P.O. Box 673
Sharon, Pennsylvania 16146

FRUIT, DILL,
GOODWIN & SCHOLL
ATTORNEYS AT LAW
32 SHENANGO AVENUE
SHARON PENNSYLVANIA  16146
28 0962

                                                                      87 08912

                                                  87 08912
                                   Exhibit A



                       [SITE LOCATION MAP OF PREMISES AT
                      R.D. #5, MERCER, FINDLEY TOWNSHIP,
                             COUNTY OF MERCER AND
                         COMMONWEALTH OF PENNSYLVANIA]











28 0963

AUG 21 27 PM1987

REV. 183 EX (9-86)
                              REALTY TRANSFER TAX
                              STATEMENT OF VALUE

                         See Reverse for Instructions

COMMONWEALTH OF PENNSYLVANIA                 RECORDER'S USE ONLY
DEPARTMENT OF REVENUE                        State Tax Paid 11.40
BUREAU OF INDIVIDUAL TAXES                   Book Number
POST OFFICE BOX 8910                         Page Number
HARRISBURG, PA 17105-8910                    Date Recorded


Complete each section and file in duplicate with Recorder of Deeds when (1) the full value/consideration is not set forth in the deed, (2) when the deed is without consideration, or by gift, or (3) a tax exemption is claimed. A Statement of Value is not required if the transfer is wholly exempt from tax based on: (1) family relationship or (2) public utility easement. If more space is needed, attach additional sheet(s).

A.   CORRESPONDENT - All inquiries may be directed to the following person:

Name  Chester B. Scholl, Jr., Esquire     Telephone Number:  (412) 981-4800

                                    City    State        Zip Code
Street Address 32 Shenango Avenue, Sharon, Pennsylvania 16146

B.   TRANSFER DATA                           Date of Acceptance of Document

Grantor(s)/Lessor(s) George A. Law et al.    Grantee(s)/Lessee(s)
                                             Wilcom Corporation

Street Address                              Street Address 3930 Sunset Boulevard
R.D. #5

City       State     Zip Code                City       State   Zip Code
Mercer, Pennsylvania 16150                   Youngstown, Ohio 44501

C.   PROPERTY LOCATION

Street Address                               City, Township, Borough
R.D. #5 (6.82 ACRES OUT OF 248.6 ACRES)      Mercer

County              School District          Tax Parcel Number
Mercer

D.   VALUATION DATA

1.  Actual Cash Consideration 2.  Other Consideration  3.  Total Consideration
                              +                        = XXXXXXXX

4.  County Assessed Value   5. Common Level Ratio Factor   6.  Fair Market Value
     8,100,000                X 5.1                        = 41310

E.   EXEMPTION DATA

1a.  Amount of Exemption Claimed   1b.  Percentage of Interest Conveyed
     401.70                        2.74%

2.   Check Appropriate Box Below for Exemption Claimed

/  / Will or interstate succession _____________________________________________
                                   (Name of Decedent)     (Estate File Number)

/  / Transfer to Industrial Development Agency.

/ / Transfer to agent or straw party. (Attach copy of agency/straw party agreement).

/ / Transfer between principal and agent. (Attach copy of agency/straw trust agreement). Tax paid prior deed $_________.

/ / Transfers to the Commonwealth, the United States, and Instrumentalities by gift, dedication, condemnation or in lieu of condemnation. (Attach copy of resolution).

/  / Transfer from mortgagor to a holder of a mortgage in default.  Mortgage
     Book Number ______, Page Number _________.

/  / Corrective deed (Attach copy of the prior deed).

/ / Statutory corporate consolidation, merger or division. (Attach copy of articles)

/X/ Other (Please explain exemption claimed, if other than listed above.) The lease is a lease for more than 30 years Covering 6.82 acres out of
     ----------------------------------------------------------------------
     248.6 acres interest in the property.
     ----------------------------------------------------------------------

Under penalties of law, I declare that I have examined this Statement, including accompanying information, and to the best of my knowledge and belief, it is true, correct and complete.

     Signature of Correspondent or Responsible Party                  Date

     /s/ CHESTER B. SCHOLL, JR.                                 8/21/87
     ------------------------------------                       ------------
                                 (See Reverse)

28 0964

                                                                   89 DR 06230
                                                                        MERCER

THIS LEASE is made and executed on the 31st day of March, 1989, by and between:

     WILCOM/CELLULAR ONE, an Ohio Partnership, having its principal place of business at 3910 South Avenue, Youngstown, Mahoning County, Ohio 44512, hereinafter referred to as "LESSOR";

                              Party of the first part;
and

     GEORGE A. LAW; GEORGE C. LAW and JUDITH A. LAW, husband and wife; AUGUST THALMAN, JR. and BETTY THALMAN, husband and wife, of the Borough of Mercer, County of Mercer and Commonwealth of
     Pennsylvania, hereinafter referred to as "LESSEE";

                              Parties of the second part;

     LESSOR desires to lease the land which it owns in Findley Township, Mercer County, Pennsylvania to the LESSEE to allow LESSEE to farm said property. In consideration of mutual covenants herein contained, the parties agree as follows:

     1. LESSEE agrees to pay in the manner hereinafter specified to LESSOR, its heirs and assigns, without demand, rent for the demised premises in the amount of ONE ($1.00) DOLLAR, per year except as otherwise limited in this lease.

     2. LESSEE covenants that in case of LESSOR, by reason of the failure of LESSEE to perform any of the provisions hereof, shall be compelled to pay or shall pay any sum of money, or shall be compelled to do or shall do any act which requires the payment of money, then the sum or sums so paid or required to be paid, together with all interest, costs, and damages, shall be added to the next installment of rent due or to any subsequent installment of rent and shall be collectible as additional rent in the same manner and with the same remedies as if at had been originally reserved.


FRUIT, DILL,
GOODWIN & SCHOLL
ATTORNEYS AT LAW
32 SHENANGO AVENUE
SHARON PENNSYLVANIA  16146
0060 0298

     3. All payments of rent or other sums due LESSOR hereunder shall be made at 3910 South Avenue, Youngstown, Ohio 44512, or at such other place as LESSOR shall designate from time to time.

     4. In the event of flood or overflow of water on the demised premises or other natural disaster, so that only a portion of the demised premises may be farmed, LESSEE shall be released from paying any rental for such portion of the demised premises on which no crop or crops may be raised by reason of such flood or overflow of water or other natural disaster, at the rate of rentals hereinbefore specified; provided, however, that if any crop of any kind or character can be or is raised on such demised premises, lessee shall pay full rental therefor as herein provided.

     5. The term of this lease shall be for one year to commence on the 31st day of March, 1989, and terminate on the 30th day of March, 1990 unless sooner terminated by the breach of the terms and conditions of this lease by LESSEE or by an abandonment of the premises by LESSEE. LESSEE shall surrender the premises to LESSOR immediately upon the termination of the lease term.

     6. LESSEE shall use the demised premises for the purpose of conducting the following and only the following purposes: the growing of crops for either resale or for use as feed for the LESSEE'S farm.

     7. LESSEE shall neither commit nor permit waste of the demised premises and shall use with care, and shall not destroy, damage or remove without the consent of LESSOR, any of the buildings, structure, fences, or other fixtures and improvements on the premises at the beginning of or put on the premises by LESSOR during the term hereof.


FRUIT, DILL,
GOODWIN & SCHOLL
ATTORNEYS AT LAW
32 SHENANGO AVENUE
SHARON, PENNSYLVANIA  16146
0060 0299

                                                                      89 06230

     8. LESSEE shall maintain said demised premises to the extent of keeping vegetation cut to normal heights, removing any debris which might accumulate on the said premises and maintaining proper drainage of surface water from said premises.

     9. LESSOR reserves the right from time to time at its own expense to make such improvements, alterations, renovations, changes, and repairs in and about the demised premises, other than those hereinbefore provided for LESSEE to do, as to LESSOR shall seem desirable, and LESSEE shall make no claim against LESSOR for interference with LESSEE'S leasehold interest or for loss or damage to its business during such improvements, alterations, renovations, changes, and repairs. LESSOR shall at all times have the right to erect such building or other structure on adjoining or neighboring premises as it shall see fit or deem proper, without any liability to LESSEE therefor in any event or for any cause.

     10. LESSEE shall not improve or alter the demised premises in any manner without the prior written consent of LESSOR but shall, before making any improvements or alterations, submit plans and designs therefor to lessor for his approval. In the event that the plans and designs are disapproved, such improvements or alterations shall be made only with such changes as may be required by LESSOR. All improvements or alterations erected or made on the demised premises shall on expiration or sooner termination of this lease belong to LESSOR without compensation to LESSEE, provided, however, that LESSOR shall have the option, to be exercised on expiration or sooner termination of this lease, to require LESSEE to remove any or all such improvements or alterations.

FRUIT, DILL,
GOODWIN & SCHOLL
ATTORNEYS AT LAW
32 SHENANGO AVENUE
SHARON, PENNSYLVANIA  16146
0060 0300

                                                                      89 06230
     11. If, during the term of this lease, any law, regulations or rule requires that an alteration, addition, or other change or improvement be made to the demised premises, the parties agree as follows:

          (a) If the alterations, additions, or other changes or improvements are required as a result of LESSEE'S use of the premises, LESSEE shall make them and bear all expenses connected therewith.

          (b) If the alterations, additions, or other changes or improvements are required as a result of the condition or nature of the premises at the time of execution of this lease, not caused by LESSEE'S use of the premises, and related to a portion of the premises that LESSOR has agreed to maintain and repair, LESSOR shall make them and bear all expenses connected therewith.

     12. LESSEE, at his own expense, shall maintain the demised premises and appurtenances thereto in good repair, and in at least as good condition as that in which they were delivered, allowing for ordinary wear and tear.

     13. LESSEE shall pay any increase in taxes and assessments on the demised premises covered by this lease caused by the LESSEE'S use of said demised premises in the future. Provided, however, that the LESSEE shall have the right to contest all such taxes and, pending any such contest and during its continuance in good faith, LESSEE may delay or defray the payment thereof, but not so as to lose the right of redemption from any sale under any tax, assessment, or governmental change.

     14. As additional rental for the demised premises, LESSEE shall insure and keep insured the property of LESSOR covered by this lease, with insurance companies acceptable to LESSOR, and shall procure, pay for, and deliver to LESSOR the policies of insurance covering the following:

FRUIT, DILL,
GOODWIN & SCHOLL
ATTORNEYS AT LAW
32 SHENANGO AVENUE
SHARON, PENNSYLVANIA 16146
0060 0301

                                                                      89 06230

          (a) LESSEE shall during the full term of this lease, at the expense of the LESSEE, carry public liability insurance providing for a minimum of $100,000 per person, $500,000 per accident, and $500.000 for property damage.

     15. LESSEE shall not do or permit sublessees or other persons to do anything on the demised premises, or any part thereof, or bring or permit anything to be brought on the premises or to be kept therein, nor permit the use of the premises for any business or purpose, that would cause an increase in the rate of any insurance on the demised premises.

     16. LESSEE shall permit LESSOR, its agents, and other employees, to have access to and to enter the leased premises at all reasonable and necessary times to inspect the premises for any purpose connected with the repair, improvement, care, and management of the premises or for any other purpose reasonably connected with LESSOR'S interest in the premises and to perform any work or other act found necessary on such inspection. This includes the maintenance and removal, installation, construction or inspection or all equipment owned by LESSOR located on the demised premises.

     17. LESSEE shall not assign his interest under this lease, or any part thereof, without the prior written consent of LESSOR, his heirs, executors, administrators, or assigns. Any assignment by LESSEE without such consent shall be voidable at the option of LESSOR, who may, on such breach, immediately reenter and take possession of the demised premises, or any part thereof, without giving any notice.

     18. This lease shall renew itself from year to year unless either party notifies the other in writing at least sixty (60) days prior to the end of the current term of this lease.


FRUIT, DILL,
GOODWIN & SCHOLL
ATTORNEYS AT LAW
32 SHENANGO AVENUE
SHARON, PENNSYLVANIA  16146
0060 0302

                                                                      89 06230
     19. All crops or plantings planted or placed on or in the demised premises shall be the property of LESSOR upon termination of this lease even though they were planted prior to the termination of this lease.

     20. This lease may be canceled and terminated by either party hereto, without penalty, on giving a notice of the intent to terminate to the other party three months prior to the date of the intended termination, by sending the required notice to the party to be notified, postage prepaid, by registered mail, at the address specified for that party in this lease, or by personal delivery to that party. This provision for termination shall not operatenor become effective until LESSEE has been in possession of the demised premises under this lease for at least six months. The giving of the notice required herein shall not release either LESSOR or LESSEE from full and faithful performance of all terms and conditions of this lease during the continuing occupancy of LESSEE after the notice of termination but before LESSEE actually vacates the premises.

     21. LESSEE shall release LESSOR, or the representatives, agents, and employees of LESSOR, from liability for any injury to LESSEE, or the agents, employees, or guests of LESSEE, resulting from any cause whatsoever, except injury or damage resulting from the wilful acts of LESSOR, or the representatives, agents, and employees or LESSOR.

     22.  The demised premises are described as follows:

Being Lot No. 29 in the GEORGE LAW SUBDIVISION SECTION "D" recorded in the Records of Mercer County on January _____, 1989, located in Findley Township, Mercer County, Pennsylvania, being more particularly bounded and described as follows:

Commencing at the southwest corner of the land in caption and the centerline of Buckley Road 15 feet East from the centerline of a private lane; THENCE North 0 degrees 22' East, 500 feet along lands of George Law to an iron pin; THENCE North 82 degrees 32' East, 600 feet along lands of George Law to an iron pin; THENCE South 0 degrees 22' West, 500 feet along lands of George Law to a point; THENCE South 82 degrees 32' West, along the centerline of the Clintonville Road, 600 feet to a point, the place of beginning. Containing 6.82 acres.


FRUIT, DILL,
GOODWIN & SCHOLL
ATTORNEYS AT LAW
32 SHENANGO AVENUE
SHARON, PENNSYLVANIA  16146
0060 0303

                                                                      89 06230

     IN WITNESS WHEREOF, the parties have executed this lease at Mercer County, Pennsylvania the day and year first above written.

                         /s/ GEORGE A. LAW
                         -------------------------------
                         GEORGE A. LAW

                         /s/ GEORGE C. LAW
                         -------------------------------
                         GEORGE C. LAW

                         /s/ JUDITH A. LAW
                         -------------------------------
                         JUDITH A. LAW

                         /s/ AUGUST THALMAN, JR.
                         -------------------------------
                         AUGUST THALMAN, JR.

                         /s/ BETTY THALMAN
                         -------------------------------
                         BETTY THALMAN


                         WILCOM/CELLULAR ONE

                         BY  /s/ ALBERT H. PHARIS, JR.
                           ----------------------------------
                         /s/ ALBERT H. PHARIS, JR., PRESIDENT
                         ------------------------------------

                              I hereby certify that the precise
                              residence and complete mailing address
                              of the grantee is RD #5 Mercer PA
                                                --------------------
                              16137
                              --------------------------------------
                              /s/ CHESTER B. SCHOLL JR.
                              --------------------------------------
                              --------------------------------------

                    State of Penna.     )    Recorded in Recorder's Office
                    County of Mercer    )    of said County in 1989
                              89 DR 06230
                    ------------------------------------------------------
                         Witness my hand and Official Seal
                         this 23rd day of June A.D. 1989
[SEAL]                   /s/ MARILYN L. [SIGNATURE ILLEGIBLE]
                         ------------------------------------
                                        Recorder

FRUIT, DILL,
GOODWIN & SCHOLL
ATTORNEYS AT LAW
32 SHENANGO AVENUE
SHARON, PENNSYLVANIA  16146
0060 0304                                                   26.50 SCHOLL 95060
                                                                      89 06230

                                ACKNOWLEDGEMENT

STATE OF       Ohio      :
                         :    ss
COUNTY OF      Mahoning  :


     ON THIS, this 13th day of June, 1989, before me, a Notary Public, the undersigned officer, personally appeared Albert H. Pharis, Jr. who acknowledged himself to be the President of Wilcom/Cellular One an Ohio Partnership, and that he as such President, being authorized to do so, executed the foregoing instruments for the purposes therein contained by signing the name of the Partnership by himself as President.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                         ----------------------------------
                         Notary Public

                         MY COMMISSION EXPIRES:   [SEAL]


                         /s/ CONSTANCE E. THOMPSON
                         CONSTANCE E. THOMPSON, NOTARY PUBLIC
                              State of Ohio
                         My Commission Expires February 17, 1994
                                                                      89 06230


FRUIT, DILL,
GOODWIN & SCHOLL
ATTORNEYS AT LAW
32 SHENANGO AVENUE
SHARON, PENNSYLVANIA  16146
0060 0305

                                                                      89 06230
COMMONWEALTH OF PENNSYLVANIA  :
                              :    ss.
COUNTY OF ARMSTRONG           :

     ON THIS, the 3rd day of May, 1989, before me, the undersigned officer, personally appeared GEORGE A. LAW, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed same for the purposes therein contained.


     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                         /s/ CANDICE L. FOLTA (SEAL)
                         ---------------------
                         Notary Public

                         MY COMMISSION EXPIRES:

                              Notarial Seal                 [SEAL]
                              Candice L. Folta, Notary Public
                              Ford City Borough, Armstrong County
                              My Commission Expires July 31, 1989
                              Member, Pennsylvania Association of Notaries

STATE OF                           :
                                   :    ss
COUNTY OF                          :

     ON THIS, this 17th day of May, 1989, before me, a Notary Public, the undersigned officer, personally appeared GEORGE C. LAW and JUDITH A. LAW, known to me (or satisfactorily proven) to be the persons whose names are subscribed to the within instrument, and acknowledge that they executed same for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                         /s/ PAUL STROUSE, JR. (SEAL)
                         ----------------------
                         Notary Public

                         MY COMMISSION EXPIRES:   [SEAL]

                              NOTARIAL SEAL
                              PAUL STROUSE, JR., Notary Public
                              City of Philadelphia, Phila. County
                              My Commission Expires April 24th, 1993

STATE OF PENNSYLVANIA              :
                                   :    ss
COUNTY OF ARMSTRONG                :

     ON THIS, this 3rd day of May, 1989, before me, a Notary Public, the undersigned officer, personally appeared AUGUST THALMAN, JR. and BETTY THALMAN, known to me (or satisfactorily proven) to be the persons whose names are subscribed to the within instrument, and acknowledge that they executed same for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                         /s/ CANDICE L. FOLTA (SEAL)
                         ---------------------
                         Notary Public

                         MY COMMISSION EXPIRES:   [SEAL]

                              Notarial Seal
                              Candice L. Folta, Notary Public
                              Ford City Borough, Armstrong County
                              My Commission Expires July 31, 1989
                              Member, Pennsylvania Association of Notaries


FRUIT, DILL,
GOODWIN & SCHOLL
ATTORNEYS AT LAW
32 SHENANGO AVENUE
SHARON, PENNSYLVANIA  16146
0060 0306

 REV 183 EX (9.86)

    COMMONWEALTH OF       REALTY TRANSFER TAX         RECORDER'S USE ONLY
     PENNSYLVANIA          STATEMENT OF VALUE
 DEPARTMENT OF REVENUE                           State Tax Paid  -0-
 BUREAU OF INDIVIDUAL       See Reverse for
         TAXES                Instructions       Book Number  89 06230
 POST OFFICE BOX 8910
    HARRISBURG, PA                               Page Number
      17105-8910
                                                 Date Recorded
 Complete each section and file in duplicate with Recorder of Deeds when (1) the full value/consideration is not set forth in the deed, (2) when the deed is without consideration, or by gift, or (3) a tax exemption is claimed. A Statement of Value is not required if the transfer is wholly exempt from tax based on: (1) family relationship or (2) public utility easement. If more space is needed, attach additional sheet(s).

 A.   CORRESPONDENT - All inquiries may be directed to the following person:

 Name                                            Telephone Number:
 Chester B. Scholl, Jr.                          Area Code (412) 981-4800
 Street Address         City           State     Zip code
 32 Shenango Ave.       Sharon         PA        16146

 B.   TRANSFER DATA                              Date of Acceptance of
                                                 Document
 Grantor(s)/Lessor(s)                            Grantee(s)/Lessee(s)
 Wilcom/Cellular One                             George A. Law, et al.

 Street Address                                  Street Address
 3910 S. Ave.                                    RD #5

 City           State               Zip Code     City      State     Zip Code
 Youngstown          OH             44512        Mercer    PA      16137

 C.   PROPERTY LOCATION

 Street Address                                  City, Township, Borough
 RD #5 Mercer  6.9 Acres                         Findley Township
 County                 School District          Tax Parcel Number
 Mercer                 Mercer

 D.   VALUATION DATA

 1. Actual Cash         2. Other Consideration   3. Total Consideration
 Consideration
 1.00                   +                        =
 4. County Assessed     5. Common Level Ratio    6. Fair Market Value
 Value                  Factor
                        X                        =

 E.   EXEMPTION DATA

 1a. Amount of          1b. Percentage of
 Exemption Claimed      Interest Conveyed
         100%
 2.  Check Appropriate Box Below for Exemption Claimed

 / /  Will or intestate succession _____________________________________

                          (Name of Decedent)  (Estate File Number)

 / /  Transfer to Industrial Development Agency.
 / / Transfer to agent or straw party. (Attach copy of agency/straw party agreement).

 / / Transfer between principal and agent. (Attach copy of agency/straw trust agreement). Tax paid prior deed $___________________________.
 / / Transfers to the Commonwealth, the United States, and Instrumentalities by gift, dedication, condemnation or in lieu of condemnation. (Attach copy of resolution).

 / / Transfer from mortgagor to a holder of a mortgage in default. Mortgage Book Number _______, Page Number ______________.

 / /  Corrective deed (Attach copy of the prior deed).
 / / Statutory corporate consolidation, merger or division. (Attach copy of articles).

 /X/ Other (Please explain exemption claimed, if other than listed above.) Real Estate Lease For Term of One Year
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------

 Under penalties of law, I declare that I have examined this Statement, including accompanying information, and to the best of my knowledge and belief, it is true, correct and complete.

 Signature of Correspondent or Responsible       Date
 Party                                           6/23/89
 /s/ Chester B. Scholl, Jr.                      -------
 ---------------------------
                             (SEE REVERSE)

0060 0307

Jun 23  3:55 PM  '89                                               89 DR 06228
                                                                        Mercer

            ASSIGNMENT OF LEASE AND REAL ESTATE PURCHASE AGREEMENT

                            A.  ASSIGNMENT OF LEASE

     THIS ASSIGNMENT OF LEASE AND REAL ESTATE PURCHASE AGREEMENT, made at Mercer County, Pennsylvania, on this 31st day of MARCH, 1989 by and between:

          GEORGE A. LAW; GEORGE C. LAW and JUDITH A. LAW, husband and wife; and AUGUST THALMAN, JR. and BETTY THALMAN, husband and wife, R.D. #5, Mercer, Pennsylvania 16137;

                                                  LESSORS;

                                     A N D

          WILCOM CORPORATION, an Ohio corporation, having its principal place of business at 3910 South Avenue, Youngstown, Ohio 44512,

                                                  LESSEE;

                                     A N D

          WILCOM/CELLULAR ONE, an Ohio Partnership, having its principal place of business at 3910 South Avenue, Youngstown, Ohio 44512,

                                                  ASSIGNEE;

WITNESSETH:

     1. The LESSORS and LESSEE, in consideration of the covenants hereinafter stipulated to and performed by ASSIGNEE, do hereby assign, transfer and set over to the ASSIGNEE all of their rights, title and interest to a lease governing the premises located at R.D. #5, Mercer, Findley Township, County of Mercer and Commonwealth of Pennsylvania, and consisting of approximately 6.9 acres, as originally described in a Lease dated July 21, 1987 between LESSORS and LESSEE, and recorded in the Records of Mercer County, Pennsylvania on August 21, 1987.

     2. The LESSORS are, by the execution of this Agreement, assigning any rights to future rental payments for the use of this land.

     3. This Agreement shall constitute written notification to LESSORS that all rights and obligations are being assigned to the ASSIGNEE.

FRUIT, DILL,
GOODWIN & SCHOLL
ATTORNEYS AT LAW
32 SHENANGO AVENUE
SHARON, PENNSYLVANIA  16146
0060 0289

                                                                      89 06228

                 B.  ASSIGNMENT OF REAL ESTATE PURCHASE OPTION

     1. By the execution of this Agreement, the LESSEE is assigning and transferring all rights, title or interest to an option contained in an Option Agreement between the LESSORS and LESSEE dated July 21, 1987 and recorded in the Records of Mercer County, Pennsylvania on August 21, 1987 to the ASSIGNEE.

     2. By the execution of this Agreement, the LESSORS acknowledge that they have received written notice of the assignment of this Option.

     3. It is hereby acknowledged that at a meeting of the shareholders of WILCOM CORPORATION held on the 15th day of March, 1989, for the purpose and consideration of acting upon the assignment of said Option between WILCOM CORPORATION and George Law et al. That as the result of said meeting, that W.P. Williamson III was authorized to execute and deliver such agreement or deed on behalf of the corporation in substantially the form presented to that meeting for the purpose of effectuating the assignment of the rights under a lease and purchase option agreement between George Law et al and WILCOM CORPORATION dated July 21, 1987.

     IN WITNESS WHEREOF, said LESSORS and LESSEE have hereunto set their hands and seals the date first above written.

                         LESSORS:

                         /s/ GEORGE A. LAW (SEAL)
                         ------------------
                         GEORGE A. LAW

                         /s/ GEORGE C. LAW (SEAL)
                         ------------------
                         GEORGE C. LAW

                         /s/ JUDITH A. LAW (SEAL)
                         ------------------
                         JUDITH A. LAW

                         /s/ AUGUST THALMAN, JR. (SEAL)
                         ------------------------
                         AUGUST THALMAN, JR.

                         /s/ BETTY THALMAN (SEAL)
                         ------------------
                         BETTY THALMAN


                         WILCOM CORPORATION

                         /s/ W.P. WILLIAMSON III (SEAL)
                         ------------------------
                         W.P. WILLIAMSON, III/Pres. LESSEE

                         WILCOM/CELLULAR ONE

                         /s/ ALBERT H. PHARIS, JR. (SEAL)
                         --------------------------
                         ALBERT H. PHARIS, JR./Pres. ASSIGNEE


FRUIT, DILL,
GOODWIN & SCHOLL
ATTORNEYS AT LAW
32 SHENANGO AVENUE
SHARON, PENNSYLVANIA  16146
0060 0290

                                                                      89 06228
COMMONWEALTH OF PENNSYLVANIA       :
                                   :    ss.
COUNTY OF ARMSTRONG                :

     ON THIS, the 15th day of April, 1989, before me, the undersigned officer, personally appeared GEORGE A. LAW, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed same for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                         /s/ CANDICE L. FOLTA (SEAL)
                         ---------------------
                         Notary Public

                         MY COMMISSION EXPIRES

                              Notarial Seal
                              Candice L. Folta, Notary Public
                              Ford City Borough, Armstrong County
                              My Commission Expires July 31, 1989
                              Member, Pennsylvania Association of Notaries


STATE OF PENNSYLVANIA              :
                                   :    ss
COUNTY OF PHILADELPHIA             :

     ON THIS, this 10th day of April, 1989, before me, a Notary Public, the undersigned officer, personally appeared GEORGE C. LAW and JUDITH A. LAW, known to me (or satisfactorily proven) to be the persons whose names are subscribed to the within instrument, and acknowledge that they executed same for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                         /s/ PAUL STROUSE, JR.
                         ---------------------
                         Notary Public

                         MY COMMISSION EXPIRES:   [SEAL]

                              NOTARIAL SEAL
                              PAUL STROUSE, JR., Notary Public
                              City of Philadelphia, Phila. County
                              My Commission Expires April 24, 1989


STATE OF PENNSYLVANIA              :
                                   :    ss
COUNTY OF ARMSTRONG                :

     ON THIS, this 15th day of April, 1989, before me, a Notary Public, the undersigned officer, personally appeared AUGUST THALMAN, JR. and BETTY THALMAN, known to me (or satisfactorily proven) to be the persons whose names are subscribed to the within instrument, and acknowledge that they executed same for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                         /s/ CANDICE L. FOLTA (SEAL)
                         ---------------------
                         Notary Public

                         MY COMMISSION EXPIRES:

                              Notarial Seal
                              Candice L. Folta, Notary Public
                              Ford City Borough, Armstrong County
                              My Commission Expires July 31, 1989
                              Member, Pennsylvania Association of Notaries



FRUIT, DILL,
GOODWIN & SCHOLL
ATTORNEYS AT LAW
32 SHENANGO AVENUE
SHARON, PENNSYLVANIA  16146
0060 0291

                                                                      89 06228

                                ACKNOWLEDGEMENT

STATE OF Ohio            :
                         :    ss
COUNTY OF Mahoning       :

     ON THIS, this 13th day of June, 1989, before me, a Notary Public, the undersigned officer, personally appeared W.P. Williamson, III who acknowledged himself to be the President of Wilcom Corporation an Ohio Corporation, and that he as such President, being authorized to do so, executed the foregoing instruments for the purposes therein contained by signing the name of the Corporation by himself as President.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                         /s/ CONSTANCE E. THOMPSON
                         -------------------------
                         Notary Public


                         MY COMMISSION EXPIRES:

                         CONSTANCE E. THOMPSON, NOTARY PUBLIC
                         State of Ohio
                         My Commission Expires February 17, 1994


                                ACKNOWLEDGEMENT

STATE OF                           :
                                   :    ss
COUNTY OF                          :

     ON THIS, this 13th day of June, 1989, before me, a Notary Public, the undersigned officer, personally appeared Albert H. Pharis, Jr. who acknowledged himself to be the President of Wilcom/Cellular One an Ohio Partnership, and that he as such President, being authorized to do so, executed the foregoing instruments for the purposes therein contained by signing the name of the Partnership by himself as President.

                                  OWNERS ONLY                           MERCER

                                                     POLICY OF TITLE INSURANCE

COMMONWEALTH
LAND TITLE INSURANCE COMPANY
A Reliance Group Holdings Company                                POLICY NUMBER
                                                                    115-491505

                                  SCHEDULE A

Amount of Insurance:          $10,000.00                    File No.  E-973219

Premium:

Date of Policy:          June 23, 1989                          , at 3:57 A.M.

1.   Name of Insured:

          WILCOM/CELLULAR ONE, an Ohio Partnership,


2. The estate or interest in the land described herein and which is covered by this policy is
               Fee simple                  and is at Date of Policy vested in:

WILCOM/CELLULAR ONE, an Ohio Partnership, by deed of George A. Law; George C. Law and Judith A. Law, husband and wife; August Thalman, Jr. and Betty Thalman, husband and wife, dated March 31, 1989, and recorded June 23, 1989, in 1989 D.R. No. 06229, Records of Mercer County, Pennsylvania

3. The land referred to in this policy is described in the said instrument, is situated in the County of

          Mercer                     , State of Pennsylvania, and is
identified as follows:

Being Lot No. 29 in the GEORGE LAW SUBDIVISION SECTION "D" recorded in the Records of Mercer County on March 23, 1989, located in Findley Township, Mercer County, Pennsylvania, being more particularly bounded and described as follows:

Commencing at the southwest corner of the land in caption and the centerline of Buckley Road 15 feet East from the centerline of a private lane; THENCE North 0 degrees 22' East, 500 feet along lands of George Law to an iron pin; THENCE North 82 degrees 32' East, 600 feet along lands of George Law to an iron pin; THENCE South 0 degrees 22' West, 500 feet along lands of George Law to a point; THENCE South 82 degrees 32' West, along the centerline of the Clintonville Road, 600 feet to a point, the place of beginning. Containing 6.82 acres.



Countersigned:
               -----------------------------------------------------------------
                                  Authorized Officer or Agent

American Land Title Association Owner's Policy - 1970 - Form B (Rev. 10-17-70 and 10-17-84) Form 1005-6 Schedule A

                                   ORIGINAL

                                                         Policy No. 115-491505
                                  SCHEDULE B
                                                             File No. E-973219

This policy does not insure against loss or damage by reason of the following:

1. Unrecorded easements, discrepancies or conflicts in boundary lines, shortage in area and encroachments which an accurate and complete survey would disclose.

2. Possible additional assessments for taxes for new construction or for any major improvements pursuant to provisions of Acts of Assembly relating thereto with none being due and payable.

3. Federal Liens, if any, which are not entered for record in the Records of Mercer County, Pennsylvania.

4. Rights or claims of parties other than Insured in actual possession of any or all of the property.

5.   Unfiled mechanics' or materialmen's liens.

6. Lease from Wilcom/Cellular One, an Ohio Partnership, to George A. Law; George C. Law and Judith A. Law, husband and wife; August Thalman, Jr. and Betty Thalman, husband and wife, encumbering the property set forth in Schedule A-3 hereof in the amount of $1.00, said Lease being dated March 31, 1989, and recorded June 23, 1989 at 1989 D.R. No. 06230, Records of Mercer County, Pennsylvania. Said Lease to run for one year or until March 30, 1990.

7. See attached sheets for reservations and/or restrictions regarding the within described property.

American Land Title Association Owner's Policy -- 1970 -- Form B (Amended 10-17-70 and 10-17-84) Form 1005-17 Schedule B

                                   ORIGINAL

                               COMMONWEALTH LAND
    [LOGO]                  TITLE INSURANCE COMPANY
                       A Reliance Group Holdings Company

File No. E-973219                                        Policy No. 115-491505

                          CONTINUED FROM SCHEDULE B-7

(a) By Article of Agreement dated December 11, 1979, and recorded June 6, 1983, at 1983 D.R. No. 1524, Records of Mercer County, George A. Law et ux granted a five (5) year lease for the removal of coal from the larger tract of which the land in caption is part. The records of Pennsylvania Department of Environmental Resources indicate that the permit on this land is in the first stage of reclaiming and that all mining has ceased and vegetation has been replanted.

(b) By agreement dated August 20, 1981, and recorded December 7, 1981, at 1981 D.R. No. 4493, George A. Law et ux, grant, demise lease and let exclusively unto Petroleum Development Co. the land in caption for the purposes of exploring, drilling, and operating for, producing, storing, removing and marketing oil and gas, or either of them, and/or their constituents, injecting air, gas, water, brine and other substances from whatever source into any subsurface strata, except potable water strata and working coal strata, together with the exclusive rights to enter into, in, on and upon said lands at all times for the aforesaid purposes and to possess, use and occupy portions of said lands as may be necessary or convenient for the aforesaid purposes, and to install and maintain lines to transport oil, gas, water and electricity, whether produced on said land or other lands, from, to, over and across said lands for a period of three (3) years and so much longer thereafter as oil and gas, or either of them, and/or their constituents, is produced in paying quantities from the premises or the premises are used for storage of such products.

(c) By Article of Agreement dated May 29, 1979 and recorded July 17, 1979, at 1979 D.R. No. 2419, Records of Mercer County, George A. Law et ux granted unto James F. Winner, Jr. et al, the right to drill and test for coal and option then to mine for coal. The term of this agreement, if the option is exercised, shall be four (4) years from the date hereof, provided, however, that this agreement shall continue thereafter so long as operations for the removal of coal are continuously conducted on the premises.

(d) By Article of Agreement dated June 7, 1974 and recorded June 11, 1974, at 1974 D.R. No. 1974, Records of Mercer County, George A. Law et ux granted unto Blacktown Telephone Company, its successors or assigns, a right-of-way or easement for, and the right to construct, operate, maintain, remove, and rebuild telephone cable, wire and other underground appurtenances as the grantee may from time to time require on, over and across the larger tract of which the land in caption is part, and the right to enter upon said land at any time for said purposes.

(e) By agreement dated June 12, 1973, and recorded July 17, 1973, at 1973 A.R. No. 930, George A. Law, grant, demise lease and let exclusively unto The People's Natural Gas Company, the land in caption for the purposes of exploring, drilling, and operating for, producing, storing, removing and marketing oil and gas, or either of them, and/or their constituents, injecting air, gas, water, brine and other substances from whatever source into any subsurface strata, except potable water strata and working coal strata, together with the exclusive rights to enter into, in, on and upon said lands at all times for the aforesaid purposes and to possess, use and occupy portions of said lands as may be necessary or convenient for the aforesaid purposes, and to install and maintain lines to transport oil, gas, water and electricity, whether produced on said land or other lands, from, to, over and

FORM 2001 (CONTINUATION - 3 PART)
                                   ORIGINAL

                               COMMONWEALTH LAND
    [LOGO]                  TITLE INSURANCE COMPANY
                       A Reliance Group Holdings Company

File No. E-973219                                        Policy No. 115-491505
                          CONTINUED FROM SCHEDULE B-7

across said lands for a period of fifteen (15) years and so much longer thereafter as oil and gas, or either of them, and/or their constituents, is produced in paying quantities from the premises or the premises are used for storage of such products.

(f) By Article of Agreement dated January 13, 1965 and recorded March 27, 1965, at 1965 A.R. No. 123, Records of Mercer County, George A. Law et ux granted unto The People's Natural Gas Company, its successors and assigns, the right-of-way to lay, maintain, operate, replace and remove pipe lines with the necessary drip, gate valves an appliances for the transportation of water, oil, gas and/or their constituents or products similar thereto, on, over and through the larger tract of which the land in caption is part, with ingress and egress to and from the same.

(g) By Article of Agreement dated August 10, 1964 and recorded January 4, 1965, at 1965 A.R. No. 2, Records of Mercer County, George A. Law et ux granted unto Pennsylvania Power Company, its successors, assigns, grantees and licensees, a right-of-way to construct, operate, maintain, remove, inspect and patrol lines for the transmission and distribution of electric energy and the operation of telephone and telegraph lines, including the necessary poles, wires, anchors, grounds, guys, brace poles and other appurtenances upon, over, under and across the larger tract of which the land in caption is part in as nearly a straight as possible to avoid corners, trees and obstructions on the property, including the right to construct the necessary side lines to serve this or adjoining properties along with the right to trim trees and brush.

(h) By Article of Agreement dated June 26, 1964 and recorded June 29, 1964, at 1964 A.R. No. 501, Records of Mercer County, George A. Law et ux granted unto Mays Coal Company, the exclusive right or option to go upon the larger tract of which the land in caption for the purpose of testing by drilling boring for coal. If this option is taken, then the grantee shall have the right to mine for and remove the coal on said land. Shall remain in effect for five (5) years from the effective date or until all the coal which the coal company determines can be mined, removed and sold with economy and profit has been removed or so long as minimum advance royalties are being tendered by coal operator.

(i) By Article of Agreement dated May 23, 1962, and recorded June 4, 1962, at 1962 A.R. No. 229, Records of Mercer County, George A. Law, et al, granted unto the Pennsylvania Power Company, its successors, assigns, or lessees, the right, privilege and authority to remove and keep removed by such methods as grantee may elect, all trees and undergrowth within fifty (50') of an existing right-of-way over a larger tract of which the land in caption is part.

(j) By agreement dated July 10, 1958, and recorded October 13, 1958, at Deed Book V, Volume 3, Page 34, Russell R. Buckley et ux, grant, demise lease and let exclusively unto Union Light and Heat Company, the land in caption for the purposes of exploring, drilling, and operating for, producing, storing, removing and marketing oil and gas, or either of them, and/or their constituents, injecting air, gas, water, brine and other substances from whatever source into any subsurface strata, except potable water strata and working coal strata, together with the exclusive rights to enter into, in, on and upon said lands at all times for the aforesaid purposes and

FORM 2001 (CONTINUATION - 3 PART)
                                   ORIGINAL

                               COMMONWEALTH LAND
    [LOGO]                  TITLE INSURANCE COMPANY
                       A Reliance Group Holdings Company

File No. E-973219                                        Policy No. 115-491505
                         CONTINUED FROM SCHEDULE B--7

to possess, use and occupy portions of said lands as may be necessary or convenient for the aforesaid purposes, and to install and maintain lines to transport oil, gas, water and electricity, whether produced on said land or other lands, from, to, over and across said lands for a period of fifteen (15) years and so much longer thereafter as oil and gas, or either of them, and/or their constituents, is produced in paying quantities from the premises or the premises are used for storage of such products.

(k) By Article of Agreement dated December 13, 1948, and recorded January 4, 1949, at Deed Book L, Volume 3, Page 44, R.R. Buckley, et al, granted unto the Pennsylvania Power Company, its successors, grantees, lessees, licensees and assigns, the right privilege and authority to construct, operate, maintain and remove lines for the transmission and distribution of electric energy, and the operation of telegraph and telephone lines, including the necessary poles, wires, guys, anchors, brace poles and other appurtenances upon, over and across the property in the caption, in as nearly a straight line as possible so as to avoid corners, trees and obstructions on the property, including the necessary side lines to serve this or adjoining property and to cut or trim trees or brush as is necessary.

(l) By Article of Agreement dated December 4, 1937, and recorded July 21, 1938, at Deed Book V, Volume 2, Page 168, R.R. Buckley et ux, granted unto Pennsylvania Power Company, its successors, grantees, lessees, licensees and assigns, the right, privilege and authority to construct, operate, maintain and remove lines for the transmission and distribution of electric energy and the operation of telegraph and telephone lines including the necessary poles, wires, guys, anchors, brace poles and other appurtenances upon, over, under and across the larger tract of which the land in caption is part including the necessary side line to serve this and adjoining property and the further right to extend lines and trim and cut trees or brush as needed.

(m) By Article of Agreement dated December 5, 1938, and recorded July 17, 1939, at Deed book X, Volume 2, Page 91, Robert T. Peters et ux, granted unto the Pennsylvania Power Company, its successors, grantees, lessees, licensees, and assigns, the right, privilege and authority to construct, operate, maintain and remove lines for the transmission and distribution of electric energy, and the operation of telegraph and telephone lines including the necessary poles, wires, guys, anchors, brace poles and other appurtenances upon, over, under and across the larger tract of which the land in caption is part.

(n) The Final Plot of George Law Subdivision Section "D", Lot No. 29, recorded in the records of Mercer County, on March 23, 1989 at 1989 P.L. 02579-40, shows land herein described to be subject to a 75' minimum building setback line, a 25' future right-of-way, a 16 1/2' existing right-of-way, and a 8' bituminous cartway, all from the centerline of Buckley Road.

FORM 2001 (CONTINUATION - 3 PART)
                                   ORIGINAL

                         MY COMMISSION EXPIRES:

                         NOTARIAL SEAL
                         PAUL STROUSE, JR., Notary Public
                         City of Philadelphia, Phila. County
                         My Commission Expires April 24, 1993

STATE OF PENNSYLVANIA              :
                                   :    ss
COUNTY OF ARMSTRONG                :

     ON THIS, this 3rd day of May, 1989, before me, a Notary Public, the undersigned officer, personally appeared AUGUST THALMAN, JR. and BETTY THALMAN, known to me (or satisfactorily proven) to be the persons whose names are subscribed to the within instrument, and acknowledge that they executed same for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                         /s/ CANDICE L. FOLTA (SEAL)
                         ---------------------
                         Notary Public

                         MY COMMISSION EXPIRES:

                              Notarial Seal
                              Candice L. Folta, Notary Public
                              Ford City Borough, Armstrong County
                              My Commission Expires July 31, 1989
                              Member, Pennsylvania Association Notaries


     DEED

GEORGE A. LAW, et al

      TO

WILCOM/CELLULAR ONE,
an Ohio Partnership


     WARRANTY

Chester B. Scholl, Jr., Esq.
FRUIT, DILL, GOODWIN & SCHOLL
32 Shenango Avenue
Sharon, PA  16146

          do hereby certify that the precise residence and complete post office address of the within named grantee is 3910 South Ave Youngstown Ohio 44512

                                             /s/ CHESTER B. SCHOLL JR.
                         19                  -------------------------
                                   Attorney for grantee

COMMONWEALTH OF PENNSYLVANIA  }
                              }  ss.
County of MERCER              }

[SEAL]      RECORDED on this 23RD day of JUNE A.D. 1989, in the Recorder's office of the said County, in Deed Book Vol. ________, Page
          89 DR 06229
            Given under my hand and the seal of the said office the date above written.

                                   /s/ MARILYN L. LELESAY, Recorder.
                                   ---------------------------------
0060 0297

     TOGETHER with all and singular the said property, improvements, ways, waters, water courses, rights, liberties, privileges, hereditaments and appurtenances whatsoever thereunto belonging or in anywise appertaining, and the reversions and remainders, rents, issues and profits thereof, and all the estate, right, title, interest, property, claim and demand whatsoever, of the said parties of the first part, in law, equity or otherwise howsoever, of, in and to the same and every part thereof,

     TO HAVE AND TO HOLD the said  piece or parcel of land

hereditaments and premises hereby granted or mentioned, and intended so to be, with the appurtenances, unto the said party of the second part, its successors and assigns, to and for the only proper use and behoof of the said party of the second part, its successors and assigns forever.

     AND the said grantors hereby covenant and agree that they and each of them will warrant GENERALLY the property hereby conveyed.
                                   Mercer Area School District
                                   Mercer County, Pennsylvania
                                      Realty Transfer Tax

                                   $        44.30
                                   -----------------------------
COMMONWEALTH OF PENNSYLVANIA  Recorder of Mercer County, Agent
DEPARTMENT OF REVENUE
REALTY                                  FINDLEY
TRANSFER       88.60                    Mercer County, Pennsylvania
TAX       P.B.11328                REALTY TRANSFER TAX

                                   $        44.30
                                   -----------------------------
                                   Mercer County Recorder, Agent

     IN WITNESS WHEREOF, the said parties of the first part have to these presents set their hands and seals. Dated the day and year first above written.

          Signed, Sealed and Delivered  /s/ GEORGE A. LAW               [SEAL]
             in the Presence of         --------------------------------
                                           GEORGE A. LAW

                                        /s/ GEORGE C. LAW               [SEAL]
                                        --------------------------------
- --------------------------------------     GEORGE C. LAW

- --------------------------------------  /s/ JUDITH A. LAW               [SEAL]
                                        --------------------------------
                                           JUDITH A. LAW

                                        /s/ AUGUST THALMAN, JR.         [SEAL]
                                        --------------------------------
                                           AUGUST THALMAN, JR.

                                        /s/ BETTY THALMAN               [SEAL]
                                        --------------------------------
                                           BETTY THALMAN

                                ACKNOWLEDGEMENT

COMMONWEALTH OF PENNSYLVANIA  :
                                   : ss.
COUNTY OF Armstrong                :

     ON THIS, the 3rd day of May, 1989, before me, the undersigned officer, personally appeared George A. Law, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed same for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                         /s/ CANDICE L. FOLTA (SEAL)
                         ---------------------
                         Notary Public

                         MY COMMISSION EXPIRES:

                              Notarial Seal                 [SEAL]
                              Candice L. Folta, Notary Public
                              Ford City Borough, Armstrong County
                              My Commission Expires July 31, 1989
                              Member, Pennsylvania Association of Notaries

221AT - Warranty Dead to a Corp. from                              89 DR 06229
Individual or Corp. Henry Hall, Inc., Indiana, Pa.

                                THIS INDENTURE,

MADE THE 31st day of MARCH in the year of our Lord one thousand nine hundred eighty-nine (1989)

BETWEEN

          GEORGE A. LAW; GEORGE C. LAW and JUDITH A. LAW, husband and wife; AUGUST THALMAN, JR. and BETTY THALMAN, husband and wife, of the Borough of Mercer, County of Mercer and Commonwealth of Pennsylvania,

                                                            of the first part,
and
                                   Parties

          WILCOM/CELLULAR ONE, an Ohio Partnership,

created and existing under the laws of the state of OHIO having its principal office in 3910 South Avenue, Youngstown, Mahoning County, Party of the second part, WITNESSETH, that the said parties of the first part, for and in consideration of the sum of TEN THOUSAND AND NO/100 ($10,000.00) Dollars, lawful money of the United States of America, unto them well and truly paid by the said party of the second part, at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, have grated, bargained, sold, aliened, enfeoffed, released, conveyed and confirmed, and by these presents do grant, bargain, sell, alien, enfeoff, release, convey and confirm unto the said party of the second part, its successors, and assigns,

Being Lot No. 29 in the GEORGE LAW SUBDIVISION SECTION "D" recorded in the Records of Mercer County on March 23, 1989, located in Findley Township, Mercer County, Pennsylvania, being more particularly bounded and described as follows:

Commencing at the southwest corner of the land in caption and the centerline of Buckley Road 15 feet East from the centerline of a private lane; THENCE North 0 degrees 22' East, 500 feet along lands of George Law to an iron pin; THENCE North 82 degrees 32' East, 600 feet along lands of George Law to a point; THENCE South 82 degrees 32' West, along the centerline of the Clintonville Road, 600 feet to a point, the place of beginning. Containing
6.82 acres.

BEING part of the same piece or parcel of land conveyed to George A. Law, et al, by deed of George A. Law, et ux, dated February 20, 1978 and recorded March 16, 1978 at 87 D.R. No. 0744, Records of Mercer County, Pennsylvania.

IN ACCORDANCE with the provisions of "The Solid Waste Management Act of 1980" we, the undersigned grantor, hereby certify to our actual knowledge that there is not presently, nor has there ever been, any disposal of "hazardous waste" on the piece or parcel of land herein conveyed.

                            JUNE 23, 3:56 PM  1989
 REV 183 EX (7.86)

  COMMONWEALTH OF      REALTY TRANSFER TAX          RECORDER'S USE ONLY
    PENNSYLVANIA        STATEMENT OF VALUE
   DEPARTMENT OF                              State Tax Paid  88.60
      REVENUE            See Reverse for
     BUREAU OF             Instructions       Book Number  89 6229
  INDIVIDUAL TAXES
  POST OFFICE BOX                             Page Number
        8910
   HARRISBURG, PA                             Date Recorded
     17105-8910
 Complete each section and file in duplicate with Recorder of Deeds when (1) the full consideration is not set forth in the deed, (2) when the deed is without consideration, or by gift, or (3) a tax exemption is claimed. A Statement of Value is not required if the transfer is wholly exempt from tax based on: (1) family relationship or (2) public utility easement. If more space is needed, attach additional sheet(s).

 A.   CORRESPONDENT - All inquiries may be directed to the following person:

 Name                                         Telephone Number:
 Chester B. Scholl, Jr., Esquire              Area Code (412) 981-4800
 Street Address      City           State     Zip code
 32 Shenango Ave.    Sharon         PA        16146

 B.   TRANSFER DATA                           Date of Acceptance of Document
 Grantor(s)/Lessor(s)                         Grantee(s)/Lessee(s)
 George A. Law et al                          Wilcom/Cellular One

 Street Address                               Street Address
 R.D. #5                                      3910 South Ave.

 City           State               Zip Code  City      State        Zip Code
 Mercer         Pennsylvania        16137     Youngstown,    OH      44512

 C.   PROPERTY LOCATION

 Street Address                               City, Township, Borough
 R.D. #5, (6.9 acres approx.)                 Mercer, Findley Township
 County              School District          Tax Parcel Number
 Mercer County

 D.   VALUATION DATA

 1. Actual Cash      2. Other Consideration   3. Total Consideration
 Consideration
 10,000.00           +                        = $10,000.00
 4. County Assessed  5. Common Level Ratio    6. Fair Market Value
 Value               Factor
                     X                        =

 E.   EXEMPTION DATA
 1a. Amount of       1b. Percentage of
 Exemption Claimed   Interest Conveyed
 $11.40

 2.   Check Appropriate Box Below for Exemption Claimed

 / /  Will or intestate succession _____________________________________________
                                     (Name of Decedent)  (Estate File Number)
 / /  Transfer to Industrial Development Agency.

 / / Transfer to Agent or Straw Party. (Attach copy of agency/straw party agreement).
 / / Transfer between principal and agent. (Attach copy of agency/straw trust agreement). Tax paid prior deed $_______________________.

 / / Transfers to the Commonwealth, the United States, and Instrumentalities by gift, dedication, condemnation or in lieu of condemnation. (Attach copy of resolution).

 / / Transfer from mortgagor to a holder of a mortgage in default. Mortgage Book Number ______, Page Number ____________.
 / /  Corrective deed (Attach copy of the prior deed).

 / / Statutory Corporate Consolidation, Merger or Division. (Attach copy of articles).
 /X/ Other (Please explain exemption claimed, if other than listed above.) Reason for reduction in transfer tax payment - Due to a previous
      ----------------------------------------------------------------------
      payment made when a long term Lease was recorded between George Law et
      ----------------------------------------------------------------------
      ux  and Wilcom Corporation dated 7/21/87, recorded 8/21/87 Records of
      ----------------------------------------------------------------------
      Mer. Co. at 87 D.R. No. 8912.
      ----------------------------------------------------------------------

 Under penalties of law, I declare that I have examined this Statement, including accompanying information, and to the best of my knowledge and belief, it is true, correct and complete.

 Signature of Correspondent or Responsible    Date
 Party                                        6/23/89
 /s/ CHESTER B. SCHOLL, JR.                   -------
 --------------------------
                          (SEE REVERSE)

0060 0296